June 26, 2025

Supplement

SUPPLEMENT DATED JUNE 26, 2025 TO THE PROSPECTUS OF
Morgan Stanley Long Duration Government Opportunities Fund (the "Fund"),
dated April 30, 2025, as supplemented

Effective immediately, the below changes are made to the Fund's Prospectus.

The fourth paragraph of the section of the Prospectus titled "Fund Summary—Principal Investment Strategies" is hereby deleted in its entirety and replaced with the following:

The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund's dollar-weighted average effective duration. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques, such as reverse repurchase agreements. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The following is added to the section of the Prospectus titled "Fund Summary—Principal Risks":

Reverse Repurchase Agreements Risk. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities sold by the Fund may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowings, they constitute a form of leverage. Leverage magnifies the potential for gain and the risk of loss. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's yield.

In addition, the fifth paragraph of the section of the Prospectus titled "Fund Details—Additional Information About Fund Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby deleted in its entirety and replaced with the following:

The Fund may, but it is not required to, use derivative instruments for risk management or other portfolio management purposes, including to adjust the Fund's dollar-weighted average effective duration. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and other related instruments and techniques, such as reverse repurchase agreements. These derivative instruments will be counted toward the Fund's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In addition, the following is added to the section of the Prospectus titled "Fund Details—Additional Information about Fund Investment Objective, Strategies and Risks—Additional Information About Fund Investment Strategies and Principal Risks":

Reverse Repurchase Agreements

The Fund may also use reverse repurchase agreements as part of its investment strategies. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. All forms of borrowing are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets, except as permitted by law or SEC regulations.

Please retain this supplement for future reference.

MSLDGOPROSPT 6/25

June 26, 2025

Supplement

SUPPLEMENT DATED JUNE 26, 2025 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley Long Duration Government Opportunities Fund (the "Fund"),
dated April 30, 2025, as supplemented

Effective immediately, the below changes are made to the Fund's Statement of Additional Information.

The following is added below the row titled "Options" in the table under the section of the Statement of Additional Information titled "Investment Strategies and Risks":

Reverse Repurchase Agreements	X

In addition, the following is added to the section of the Statement of Additional Information titled "Investment Strategies and Risks":

Reverse Repurchase Agreements. Under a reverse repurchase agreement, the Fund sells a security and promises to repurchase that security at an agreed-upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. Reverse repurchase agreements may be viewed as a speculative form of borrowing called leveraging. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. Please see "Derivatives—Regulatory Matters."

In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. All forms of borrowing are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets, except as permitted by law or SEC regulations.

Please retain this supplement for future reference.